E.I.I. INTERNATIONAL PROPERTY FUND




                              Institutional Shares



                       INVESTMENT PROSPECTUS & APPLICATION







                                  800 667-0794

                       E.I.I. INTERNATIONAL PROPERTY FUND


                                   Prospectus
                                October 29, 2004
                          As revised November 22, 2004
                       General Information (800) 667-0794




                                Table of Contents


Risk/Return Summary............................................................1
Additional Information about Principal Investment Strategies and Risks ........3
Portfolio Management...........................................................7
Investing in the Fund..........................................................8
Dividends, Distributions and Taxes............................................10
Additional Information........................................................12
Other Securities and Investment Practices.....................................12







This Prospectus sets forth information you should consider before investing in the E.I.I. International Property Fund (the "Fund"). The Fund is a non-diversified series of the E.I.I. Realty Securities Trust (the "Trust"), which is an open-end management investment company, commonly known as a mutual fund. The Trust, a Delaware statutory trust, was formed on December 22, 1997. The Trust's business affairs are managed under the general supervision of the Board of Trustees of the Trust (the "Board"). The Trust's Statement of Additional Information ("SAI") contains the name and general business experience of each Trustee. The Fund may offer three classes of shares. Presently, only the Institutional share class is being offered. Adviser and Investor share classes have not yet commenced operations. The Board may establish new series of the Trust without shareholder approval.















AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

RISK/RETURN SUMMARY

Investment Objective
The Fund's investment objective is to provide current income and long term capital gains.

Principal Strategies
The Fund seeks to achieve its investment objective by investing primarily in companies whose business is to own, operate, develop and manage international real estate. Under normal market circumstances, the Fund will invest at least 80% of its net assets in the equity or convertible securities of non-U.S. companies (with a primary emphasis on real estate investment trusts ("REITs")) that are "principally engaged" in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate. For purposes of this policy, "net assets" includes any borrowings for investment purposes. In this Prospectus, "REITs" are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends. "Principally engaged" means that at least 50% of a company's revenues are derived from such real estate activities or at least 50% of the fair market value of a company's assets are invested in real estate. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

The Fund will invest primarily in debt and equity securities of international property companies and REITs that have as their primary objective the ownership and management of real estate assets. International property companies may include hotel and gaming companies, retailers, theatre companies, supermarket chains, developers and mortgage companies. Debt securities acquired by the Fund will be investment grade, rated by a rating agency such as Standard & Poor's or any other recognized rating agency that the Advisor approves for this purpose. Under normal market conditions, the Fund's investments primarily will consist of:

      o Income producing real estate securities (including equity, mortgage, preferred stock and hybrid REITs);
      o     Real estate operating companies ("REOCs");
      o Securities convertible into common stocks (including convertible preferred stocks, rights and warrants) of real estate companies; and
      o Real estate related fixed-income securities (such as convertible debentures, unsecured debentures and mortgage-backed securities).

By investing in the major international property markets outside the U.S. (including those in emerging market countries), the Fund seeks to benefit from the cyclical nature of the real estate industry, the expanding role of securitization in the global property markets, and broad exposure to investing in different markets worldwide. In the opinion of E.I.I. Realty Securities, Inc., the Fund's investment adviser ("E.I.I." or the "Advisor"), property securities provide a higher level of local market exposure and income returns than other types of equity securities. Property company returns do not tend to be highly correlated with either local or foreign broad-based securities markets.

The Advisor also will seek to maximize risk-adjusted returns and will evaluate the relative risks of each investment in the context of overall portfolio risk. This is especially important given the international orientation of the Fund. The Advisor will closely monitor the Fund's exposure to markets and countries with the highest levels of risk (as measured by standard deviation of returns).

In order to attempt to meet the Fund's investment objective, the Advisor will seek to invest in securities that will provide sufficient current income and liquidity. Since the Fund will have an overall value orientation, portfolio turnover is anticipated to be low, thereby minimizing the Fund's expenses. The Advisor will monitor the Fund's exposure to a wide variety of property markets to ensure that portfolio risk levels are within the Advisor's internal guidelines.

E.I.I.'s investment process employs a combination of a "top-down," macro level analysis by its Investment Committee, together with rigorous "bottom-up," fundamental securities and real estate research and analysis on individual companies by its analyst team.

Principal Investment Risks
The Fund will invest primarily in issuers whose activities are real estate-related. Risks associated with investing in the securities of companies in the real estate industry include the following: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

The Fund's investments are subject to market fluctuations and other risks inherent in investing. The value of the shares and income from investments can decline as well as rise and an investor may not get back the amount originally invested. Changes in exchange rates between currencies or the conversion from one currency to another may also cause the value of the investments to diminish or increase. Changes in interest rates may affect both the yield and value of investments. The difference at any one time between the sale and repurchase price of any investment means that the investment should be viewed as medium to long-term.

The Fund's investment in mortgage-backed securities is subject to prepayment risk. Because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower interest rates.

The Fund is non-diversified. As such, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. Because each investment has a greater effect on the Fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund.

Investing in the securities of issuers located in emerging market countries involves additional risks, including:

      o Currency depreciation. The Fund's assets may be invested in securities that are denominated in currencies other than the U.S. dollar, and any income or capital gains received by the Fund from those investments or their sale will be received in those currencies. Historically, most emerging market country currencies have experienced significant depreciation against the U.S. dollar. Some emerging market country currencies may continue to fall in value against the U.S. dollar.

      o Country risk. The value of the Fund's assets may be affected by uncertainties within each individual emerging market country in which it invests, such as changes in government policies, industry nationalization, taxation, currency repatriation restrictions and other developments in the law or regulations of these countries and, in particular, by changes in legislation relating to the level of foreign ownership in companies.

      o Stockmarket practices. Many stockmarkets in emerging market countries are undergoing a period of rapid growth and are less regulated than many of the developed country stockmarkets. In addition, market practices relating to settlement of securities transactions and custody of assets in emerging market countries can pose increased risk to the Fund and may involve delays in obtaining accurate information on the value of securities (which may, as a result affect the calculation of the Fund's net asset value per share ("NAV")). Emerging market country stockmarkets, in general, are less liquid than those of developed countries. Purchases and sales of investments may take longer than would otherwise be expected on developed stockmarkets and transactions may need to be conducted at unfavorable prices.

      o Information quality. Accounting, auditing and financing reporting standards, practices and disclosure requirements applicable to some companies in emerging market countries may differ from those applicable in developed countries in that less information is available to investors and such information may be out of date or carry a lower level of assurance.

Investor Profile
The Fund may be appropriate for investors who:

    o   seek to grow capital over the long term;
    o are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry;
    o   can withstand volatility in the value of their shares of the Fund; and
    o wish to add to their investment portfolio a fund that invests primarily in companies operating in the international real estate industry.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program. An investment in the Fund should be a long-term investment and the Fund is not intended to be used as a trading vehicle.

Fund Performance
Because the Fund is new, there is no performance information.

Fund Expenses
The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

                                Shareholder Fees
(fees paid directly from your investment as a percentage of the offering price)
-------------------------------------------------------------------------------

       Maximum Sales Charge (Load) Imposed on Purchases              None
       Maximum Sales Charge (Load) Imposed on Reinvested Dividends   None
       Maximum Deferred Sales Charge                                 None
       Redemption Fees                                               None
       Exchange Fees                                                 None
       Maximum Account Fee                                           None

Brokers or agents may charge a fee if you purchase, exchange or redeem shares through them.

                         Annual Fund Operating Expenses
          (expenses that are deducted from Fund assets as a percentage of average daily net assets)
          ------------------------------------------------------------

                                               Institutional Shares
              ------------------------------------------------------
              Investment Advisory Fees               0.75%
              ------------------------------------------------------
              Administration Fees                    0.15%
              ------------------------------------------------------
              Rule 12b-1 Distribution Fees            None
              ------------------------------------------------------
              Other Expenses                         0.69%
                                                     -----
              ------------------------------------------------------
              Total Fund Operating Expenses *        1.59%
              ------------------------------------------------------

*The Advisor has voluntarily agreed to waive a portion of its investment advisory fees and/or absorb the expenses of the Fund to the extent necessary to limit the total annual expenses of the Institutional shares of the Fund to 1.00% of those shares' average daily net assets. To the extent that the Advisor waives its fees and/or absorbs expenses, it may seek payment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the 1.00% expense limitation stated above. The Advisor may terminate this voluntary arrangement at any time without notice.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year              3 Years
                       ------              -------
                        $162                $502

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Philosophy
E.I.I.'s investment philosophy is to achieve attractive risk-adjusted total returns by investing primarily in a diversified portfolio of real estate securities of companies, which it deems to be of the highest quality available in the marketplace.

In this regard, E.I.I. deems high-quality companies to be candidates for the portfolio when a number of the following conditions are met:

      o     Experienced,  dedicated  management teams are in place,  which have,
            significant  inside  ownership  of  shares,   have  capital  markets
            expertise, and have a pro-shareholder orientation.

      o The companies have long-term strategies, which position them for sustainable cash flow growth.

      o The balance sheets of the individual companies are positioned to enable significant growth.

Principal Investment Strategies
The Fund seeks to achieve its objective by investing in companies that own, operate, develop and manage real estate. Typically, an investment in commercial real estate provides a significant current return, customarily in the form of dividends, and additional appreciation potential, which means that the price of the investment increases over time. Maintaining a significant component of current income, or dividends, may serve to provide portfolio stability during periods of overall market fluctuations. To pursue capital appreciation, the Fund will target companies with the highest risk-adjusted total return potential.

In addition, the Fund may invest in other securities, as described in the section entitled "Other Securities and Investment Practices."

Investment Process
The Advisor will employ its, and its affiliate's, extensive international real estate experience in a value-oriented approach to maximizing risk-adjusted returns. The Advisor believes that property markets are inefficient relative to other markets, and will seek to take advantage of pricing anomalies that are discovered through the Advisor's fundamental approach to valuing companies. Unlike industrial sectors, the property sector cannot easily adjust to changes in market conditions. Properties take time to develop and either sell or lease, and once a project has begun, it is difficult to stop. Rents and property values also take time to adjust, and this economic friction can lead to market pricing inefficiencies, which, in the opinion of the Advisor, should provide the Fund with investment opportunities.

The investment process results from the Advisor's experience in the real estate and international financial markets and involves a highly disciplined, value-oriented approach. The Advisor will focus principally on those countries that have established property markets and that have the appropriate level of country risk and growth prospects. Prior to investing in any market, the Fund's portfolio managers will have met with key government and company executives to assess firsthand the investment opportunity. This is most critical for companies operating in emerging market countries, as the economic data used by the Advisor for screening opportunities in these countries generally are not as accurate or timely as the data available for developed countries.

Once a country has been identified as worthy of further consideration, the Advisor reviews local economic factors to determine the stage of the property cycle and which companies are well positioned to benefit from future trends. The economic factors that directly affect supply and demand of various property types include: job growth, building permit trends, financial market liquidity and interest rates, absorption, and pending additions to supply. The primary sources for this economic data include broker research, databases compiled by Bloomberg and other Internet-based econometric services, the real estate brokerage community and market contacts.

After isolating those companies that are most likely to provide investment opportunities, the Advisor will use company models to further refine the analysis. The key components of the Advisor's models are both quantitative and subjective. The Advisor focuses on each company's ability to generate cash flow to cover recurring capital expenditures and fixed charges to support ongoing business. Foremost among the Advisor's primary quantitative screens is access to capital, which is critical to such asset-intensive companies. Net asset values of companies will be evaluated in the context of a break-up or liquidation scenario, but they will not be used exclusively in the determination of overall company value. As many of these companies depend on growth to enhance shareholder value, the Advisor also will look for companies whose growth opportunities are not fully valued by the market. Non-quantitative measures will focus on the quality of management and ownership, management's financial commitment, and market niche/business focus. This is where the Advisor's real estate contacts and market experience become most critical.

The resulting list of potential investments is then re-analyzed in the context of market conditions. Once the valuations are confirmed, the investment is reviewed by the senior management of the Advisor for final approval. As part of the approval process, both buy and sell target prices are set for each investment. The valuations are reviewed quarterly or more frequently if new developments require, and target prices may be reset with the approval of senior management of the Advisor. Once the sell target price has been reached, the position must be sold or a new target price set.

E.I.I.'s Investment Committee is composed of its three portfolio managers as well as analysts and strategists.

Investment Committee Decision Process:
E.I.I.'s Investment Committee analyzes international and regional economic trends and the market for different types of real estate including residential, retail, hotel, industrial and office properties. In addition, the Investment Committee makes assessments of the economic environment and securitization trends, and then derives an investment strategy formulated to take advantage of perceived opportunities.

International Analyst Team Decision Process:
E.I.I.'s international analyst team tracks a universe of more than 200 individual companies that are analyzed and considered for potential investment. Companies are evaluated on both a quantitative and a qualitative basis in order to determine which companies may provide attractive risk-adjusted returns. E.I.I.'s international analyst team evaluates and analyzes companies based upon the following criteria:

Qualitative Analysis:
    o   Management strength;
    o   Business strategy;
    o   Financial strength; and
    o   Competitive advantages within the marketplace.

Quantitative Analysis:
    o   Cash flow and dividend growth prospects;
    o   Risk-adjusted total return expectations using numerous methodologies;
    o Real estate analysis using criteria such as capitalization rates and values on a square footage basis; and
    o   Balance sheet strength and relative cost of capital.

Integral parts of E.I.I.'s investment process include:
    o Performing individual property and market evaluations which are important to understanding the company's portfolio;
    o Verifying that the company's assets are consistent with management's stated strategy;
    o   Finding and reviewing any problems relating to the company's properties;
    o   Evaluating  the company's  properties and their position in the markets;
        and
    o   Assessing the quality of property management.

Guidelines
The Fund will invest primarily in companies located in Germany, France, Switzerland, Belgium, Italy, Spain, Portugal, Finland, Sweden, Denmark, Norway, Ireland and the United Kingdom and may also invest in the emerging markets of Europe. The Fund will also invest in Asia, primarily Japan, Hong Kong, Singapore and Australia. The Fund will not participate in currency hedging or private placements. The Fund has no current intention to borrow for the purpose of leveraging the portfolio.

Diversification Requirements
The SEC and IRS have certain requirements with which all mutual funds must comply. The Fund monitors these limitations on an ongoing basis. These diversification provisions and requirements are discussed further in the SAI.
    o SEC Requirement: The Fund is not "diversified" according to certain federal securities provisions regarding diversification of its assets. As a non-diversified investment company, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.
    o IRS Requirement: The Fund intends to comply with certain Federal tax requirements regarding the diversification of its assets. Generally under those requirements, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer (excluding U.S. Government securities).

The Fund will invest no more than 10% of its total assets in the securities of any one issuer or in companies operating in emerging market countries. For the purposes of this Prospectus, "emerging market countries" are defined as countries with gross domestic product per capita of no more than $10,000 and such other criteria as the Advisor may deem relevant.

The Fund seeks to exceed the performance of its benchmark, the European Public Real Estate Association (EPRA) Europe Index 60% and Asia Index 40%. The benchmark is customized by regional allocation to more closely reflect our philosophy regarding the country allocation within the portfolio.

The Fund generally will hold on average 30 to 35 stocks, but at times may go as high as 50 stocks, as market conditions warrant.

The Fund will invest 100% of its holdings in debt or equity securities of publicly listed companies.

The Fund will be limited to investing no more than three times a country's weight in the Index, although the Advisor may, in its discretion, exceed this limitation in order to maintain a meaningful position in a particular security. No single country will exceed 30% of the Fund's portfolio (with the exception of the United Kingdom, which can represent over 50% of the Index).

Risk Factors
The Fund is designed for long-term investors who can weather changes in the value of their investment. By itself, the Fund does not constitute a complete investment plan.

The principal risks that you may assume as an investor in the Fund are described below.

The following risks are common to all mutual funds:

Market risk is the risk that the market value of a security will fluctuate depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth less than the price the Fund originally paid for it, or less than the security was worth at an earlier time. Market risk may affect a single security, an industry, a sector of the economy, or the entire market, and is common to all investments.

Manager risk is the risk that the Advisor may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the Advisor may fail to execute an investment strategy effectively and thus fail to achieve its objective.

The following risk is common to mutual funds that invest in equity securities:

Equity risk is the risk that the value of a security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's earnings and cash flow, equity securities are entitled to the residual value after the company meets its other obligations. For example, holders of debt securities have priority over holders of equity securities to a company's assets in the event of bankruptcy.

The following risks are common to mutual funds that invest in real estate securities:

Real estate risk is the risk that the value of a security will fluctuate because of changes in property values, vacancies of rental properties, overbuilding, changes in local laws, increased property taxes and operating expenses, and other factors associated with real estate. While the Fund will not invest directly in real estate, it may be subject to the risks associated with direct ownership.

The following risks are common to mutual funds that invest in foreign securities:

Foreign issuer risk is the risk that foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts.

Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

The following risks are common to mutual funds that invest in fixed income securities:

Interest rate risk. The value of a fixed income security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a fixed-rate security typically goes down. When interest rates go down, the value of these securities typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by fixed income securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

Reinvestment risk is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.

Credit (or default) risk is the risk that the issuer of a fixed income security will be unable to make timely payments of interest or principal. The following risk is common to mutual funds that invest in CMOs:

Prepayment risk is the risk that a mortgage-related security's maturity will be shortened by unscheduled prepayments on the underlying mortgages. Prepayments may result in a gain or loss to the Fund and may reduce the return on the Fund's investments.

PORTFOLIO MANAGEMENT

Advisory Services
The Trust, on behalf of the Fund, has entered into an investment advisory agreement with E.I.I. Realty Securities, Inc., 717 Fifth Avenue, New York, New York 10022. E.I.I. provides the Fund with investment management and financial advisory services, including purchasing and selling the securities in the Fund's portfolio, at all times subject to the policies set forth by the Board. E.I.I. identifies and analyzes possible investments for the Fund, determines the amount and timing of such investments, and determines the forms of investments. E.I.I. also monitors and reviews the Fund's portfolio. Under the Fund's investment advisory agreement with E.I.I, the Fund will pay a monthly advisory fee calculated at an annual rate of 0.75% of the Fund's average daily net assets.

E.I.I. was formed in 1993 and is registered with the SEC as an investment adviser. It provides real estate securities portfolio management services to U.S. tax-exempt institutions and other investors. E.I.I. is a wholly-owned subsidiary of European Investors Incorporated, which is a registered investment adviser providing both general securities and real estate securities portfolio management services. E.I.I. and European Investors Incorporated are owned by management.

European Investors Incorporated was founded in 1983 to provide investment services primarily to foreign investors (with a focus in Europe) in the United States by managing securities portfolios as well as providing direct real estate advisory services and corporate advisory services.

Portfolio Managers
James E. Rehlaender and Peter Nieuwland are primarily responsible for the management of the Fund's portfolio.

JAMES E. REHLAENDER, Managing Director, joined E.I.I. in 2000. He is a member of the firm's REIT and global real estate investment committees and he is responsible for the firm's global real estate investment activities. Prior to joining E.I.I., Jim, in association with one of the largest German insurance companies, developed and founded Global Property Advisors in 1996. In 2000, Global Property Advisors merged with E.I.I. From 1983 to 19996, Jim developed and marketed REIT investments for La Salle Partners and was intimately involved in many complex real estate project financings, workouts and investment advisory assignments. He has a BA from the College of William and Mary and an MBA from Northwestern University.

PETER NIEUWLAND, CFA, Vice President, joined E.I.I. in 2001. Peter is an analyst for the firm's global real estate securities strategy. From 1996 to 2001, Peter was an analyst and portfolio manager for ABP Investments in Amsterdam. Peter's responsibilities included analyzing public and private U.S. and European real estate companies, disposing of direct real estate holdings, and analyzing private placements in public real estate companies. He earned an MBA equivalent from the University of Maastricht and is a CFA Charterholder.

INVESTING IN THE FUND

Share Price
Shares are purchased and redeemed at the Fund's daily share price, called its net asset value. The NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount and value of your investment. The Fund's NAV is calculated each business day as of the close of the New York Stock Exchange (the "NYSE") (normally at 4:00 p.m. Eastern time). Shares are purchased at the next share price calculated after your investment instructions are received and accepted. A business day is a day on which the NYSE is open for trading or any day in which enough trading has occurred in the securities held by the Fund to affect the NAV materially.

Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Fund does not price its shares. In this case, the Fund's NAV may change on days when you are not able to buy or sell Fund shares.

The Fund values its investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Advisor pursuant to fair value procedures adopted by the Board. The Fund's NAV is calculated by adding up the total value of the Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.

Investing With E.I.I.
The following sections describe how to open an account, how to access information on your account, and how to purchase and redeem shares of the Fund.

The minimum initial investment for Institutional shares is $1,000,000. This minimum may be reduced at E.I.I.'s sole discretion. Employees and officers of E.I.I. and its affiliates and immediate family members may purchase Institutional shares without being subject to the minimum investment. There is no minimum for additional investments.

How To Open Your Account
To  open  an  account,   complete  the  appropriate  sections  of  the  Purchase
Application, carefully following instructions. Please be sure to include your name, date of birth, street address, Social Security or Taxpayer Identification number on the Purchase Application. Additional documentation may be required. If you have any questions, please contact the Fund at 888-323-8912. You will automatically have telephone redemption privileges unless you indicate on the Purchase Application that you do not wish to have this privilege.

Customer Identification
The Fund seeks to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Fund may limit account activity until investor identification information can be verified. If the Fund is unable to obtain sufficient investor identification information such that the Fund may form a reasonable belief as to the true identity of an investor, the Fund may take further action including closing the account.

How To Purchase Shares
Shares can be purchased sending in your investment by wire transfer (see instructions below) or by check payable to E.I.I. International Real Estate Securities Fund.

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Fund reserves the right, in its sole discretion, to (i) suspend or modify the offering of the Fund's shares; (ii) reject purchase orders; or (iii) modify or eliminate the minimum initial investment in the Fund. If your check is returned for any reason, you may be charged for any resulting fees and/or losses. You may only invest in Fund shares legally available in your state. If your account falls below the minimum initial investment as a result of redemptions by you, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account. The Fund does not accept third party checks, credit card checks, money orders or travelers checks.

If you would like to make additional investments by wire transfer after your account is already established, you must call the above number prior to 4:00 p.m. Eastern time to advise the Fund of the incoming wire transfer.

The wiring instructions are:

      PNC Bank, N.A.
      Philadelphia, PA
      ABA # 0310-0005-3
      Credit DDA #86-0195-6004
      For credit to E.I.I. International Property Fund
      Shareholder Name ___________________
      Account No. (required)_______________

Please be advised that the Transfer Agent does not charge a wire fee, but your originating bank may charge you a fee. Always call your E.I.I. representative at 888-323-8912 BEFORE wiring funds.

You may also send a check to the address listed on the following page.

Retirement Plans
You can use the Fund as part of your retirement portfolio. Please contact the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How To Redeem Shares
If we receive your request by 4:00 p.m. Eastern time, your redemption will be processed the same day at the NAV determined as of the close of the NYSE on that day. Shares can be redeemed in one of the following ways:

o By Telephone. The easiest way to redeem shares is by calling 888-323-8912. When you are ready to redeem, call us and tell us which one of the following options you would like to use to send you your proceeds:
    o   Mail a check to the address of record;
    o Wire funds to a domestic financial institution. If you want your proceeds by wire, you must establish a Fund account which will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day. The Fund will not accept any bank instruction changes via telephone.
    o   Mail to a previously designated alternate address.

If you do not wish to have telephone authorization on your account, be sure to check the box in #6 on the account application.

o By Mail. Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. All account owners must sign. You can use the same mailing addresses listed for purchases.

A medallion signature guarantee is required for the following redemption requests:
                o Your account registration has changed within the last 15 days;
                o The check is not being mailed to the address on your account;
                o The check is not being made payable to the owner of the account, or

                o The redemption or cash distribution bank instructions have changed.

A medallion signature guarantee can be obtained from a financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the NYSE Medallion Signature Program (MSP). You will earn dividends up to the date your redemption request is processed.

Under certain emergency circumstances, the right of redemption may be suspended or payment of proceeds may be postponed for up to seven days. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, any dividends declared will be included with the redemption proceeds.

Keep the following addresses handy for purchases, exchanges, or redemptions.

o   Regular U.S. Mail Address

    E.I.I. International Property Fund
    c/o PFPC
    P.O. Box 9822
    Providence, RI 02940

o   Overnight Mail Address

Use the following address ONLY for overnight packages:

    E.I.I. International Property Fund
    c/o PFPC
    760 Moore Road
    King of Prussia, PA 19406

Exchanges
You may exchange shares of the Fund for shares of the same class of any other series of the Trust. (You may obtain more information about the other series by calling the Fund at 888-323-8912. To exchange your shares, you must give exchange instructions to the Fund or the Transfer Agent either in writing or by telephone.

When exchanging your shares, please keep in mind:

      o An exchange of shares may create a tax liability for you. You may have a gain or loss on the transaction, since the shares you are exchanging will be treated like a sale.

      o When the market is very active, telephone exchanges may be difficult to complete. You may have to submit exchange requests to the Fund or the Transfer Agent in writing, which will cause a delay.

      o If you are establishing a new account, you must exchange the minimum dollar amount needed to open that account.

      o Before you exchange your shares, you should review a copy of the current prospectus of the series that you would like to buy.

      o The Fund discourages "market timing." The Fund reserves the right to deny your request to exchange your shares if it believes that the exchange is part of a market timing strategy or would disadvantage other Fund shareholders. In identifying market timing activity, the Fund will evaluate, among other things, the frequency of your trades, whether you combine your trades with a group of shareholders, or whether you placed your order through a securities dealer or financial intermediary.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in the Fund.

Ordinarily, the Fund declares and pays dividends from its net investment income annually. The Fund pays any net capital gains realized as capital gain distributions at least annually. Both dividend and capital gain distributions can be received in one of the following ways:

Reinvestment Option: You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Purchase Application, this option will be assigned to you automatically.

Cash Option: You can have distributions paid to you in cash. A check will be mailed to you no later than 7 days after the payment date.

Income Earned Option: Dividends can be reinvested automatically in the Fund and your capital gains can be paid in cash, or capital gains can be reinvested and dividends paid in cash.

Directed Bank Account Option: In most cases, you can have distributions automatically transferred to your bank checking or savings account. Under normal circumstances, a distribution will be transferred within 7 days of the payment date. The bank account must have a registration identical to that of your Fund account.

Your choice of distribution should be set up on the original Purchase Application. If you would like to change the option you selected, please call the Transfer Agent at 888-323-8912. Additional documentation may be required. The Fund will not accept any changes in wire transfer instructions via telephone.

You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Important Information About Taxes
    o The Fund intends to qualify as a regulated investment company, in which case it will pay no Federal income tax on the earnings or capital gains it distributes to its shareholders. In order to do so, the Fund must meet the Code's diversification requirements. Under those requirements, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer (excluding U.S. government securities).
    o Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
    o Dividends are treated in the same manner for Federal income tax purposes whether you receive them in cash or in additional shares. It is likely that they will also be subject to state and local taxes.
    o Dividends from interest on certain U.S. government obligations held by the Fund may be exempt from some state and local taxes. You will receive a statement at the end of each year showing which dividends are exempt. The Fund, however, expects dividends of this kind to be minimal.
    o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
    o Generally, any gain or loss from a sale (redemption) or exchange of shares of the Fund must be recognized for tax purposes. This gain or loss generally will be long-term capital gain or loss if you held your shares of the Fund for more than one year.
    o Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.
    o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
    o You should review the more detailed discussion of Federal income tax considerations in the SAI.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an Internal Revenue Service ("IRS") form reporting distributions for the previous year, which also will be filed with the IRS.

ADDITIONAL INFORMATION

Shareholder Communications
You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from the Fund. In addition, you also will receive updated prospectuses or supplements to this Prospectus. The securities described in this Prospectus and the SAI are not offered in any state in which they may not be sold lawfully. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Share Classes
The Fund currently offers only the class of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares through a separate prospectus.

Code Of Ethics
E.I.I. and the Trust have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

Portfolio Turnover
The Fund anticipates that its portfolio turnover rate for any one year will not exceed 75%, which is lower than the turnover rate for many comparable real estate securities funds. The Fund, however, will not limit its portfolio turnover when market conditions dictate a more active trading policy and trading portfolio securities is appropriate. A lower portfolio turnover rate will result in a lower rate of net realized capital gains to the Fund and will decrease the portion of the Fund's distributions constituting taxable capital gains.

Investment Performance
The performance of the Fund may be advertised by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Performance information is contained in the Annual and Semi-Annual reports. You may obtain a copy of the Annual and Semi-Annual Reports free of charge by calling 800-667-0794.

OTHER SECURITIES AND INVESTMENT PRACTICES

The following are some of the types of securities the Fund may purchase under normal market conditions. The majority of the Fund's portfolio is made up of equity securities. For cash-management or temporary defensive purposes in response to market conditions, the Fund may hold all of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective. For more information and a more complete description, see the SAI.

Asset-Backed   Securities   --  a  form  of   complex   security,   similar   to
mortgage-related securities, but with a less effective security interest in the related collateral.

Convertible Securities -- including bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

Corporate Debt Securities -- including corporate bonds, debentures, notes, and other similar instruments and convertible securities, and some forms of preferred or preferenced stock.

Money Market Instruments -- The Fund may invest in the following types of money market instruments:

    o U.S. Government Securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency. There is no guarantee that the U.S. government will provide support to agencies or instrumentalities if they are unable to meet their obligations.

    o   Bank  Obligations.  Certificates  of deposit,  time  deposits,  bankers'
        acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

    o Commercial Paper. Short-term, unsecured promissory notes issued to short- term credit needs.

Mortgage-Related Securities -- securities backed by a mortgage or a pool of mortgages. These securities are derivative instruments, because their value is linked to or derived from another security, instrument or index.

    o Commercial Mortgage-Related Securities. Generally multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.

    o Residential Mortgage-Related Securities. Securities representing interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or issued by private entities.

    o Collateral Mortgage Obligations and Multi-Class Pass-Through Securities. Multi-class bonds backed by pools of mortgage pass-through certificates or mortgage loans.

Zero Coupon Securities -- securities purchased at a discount from face value. The face value of the security is received at its maturity, with no periodic interest payments before maturity. These securities may be subject to greater risks of price fluctuation than securities that periodically pay interest.

Illiquid Securities -- securities that are not readily marketable. The Fund will not invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days, in the usual course of business, at approximately the price at which the Fund has valued them.

Restricted Securities -- unregistered securities that are subject to restrictions on resale, sometimes referred to as private placements. Although securities that may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended, are technically considered "restricted securities," the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market.

Investment Companies -- securities issued by other investment companies. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. The Fund will invest in another investment company only if it has an investment objective that is similar to that of the Fund's.

OFFICERS AND TRUSTEES                        TRANSFER AGENT
Richard J. Adler, President, Chairman,       PFPC Inc.
Chief Executive Officer & Trustee            760 Moore Road
                                             King of Prussia, PA 19406
Lynn P. Marinaccio, Secretary
Michael J. Meagher, Treasurer
Warren K. Greene, Independent Trustee        CUSTODIAN
Joseph Gyourko, Independent Trustee          PFPC Trust Company
Richard W. Hutson, Independent Trustee       8800 Tinicum Boulevard
Christian A. Lange Trustee                   Philadelphia, PA 19153
Carl W. Schafer, Independent Trustee

                                             INDEPENDENT REGISTERED
                                               ACCOUNTING FIRM
INVESTMENT ADVISER AND ADMINISTRATOR         Ernst & Young LLP
E.I.I.  Realty  Securities,  Inc.            5 Times  Square
717 Fifth Avenue                             York, NY 10036 10th Floor
New York, NY 10022
(212) 644-0794                               LEGAL COUNSEL
                                             Kramer Levin Naftalis & Frankel LLP
SUB-ADMINISTRATOR                            919 Third Avenue
PFPC Inc.                                    New York, NY 10022-3852
103 Bellevue Parkway
Wilmington, DE 19809




Statement of Additional Information. The SAI provides a more complete discussion about the Fund and is incorporated by reference into this Prospectus, which means that it is considered a part of this Prospectus.

Annual and Semi-Annual Reports. The Annual and Semi-Annual Reports to shareholders contain additional information about the Fund's investments, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To Review or Obtain This Information. The SAI and Annual and Semi-Annual Reports are available without charge upon request by calling the Fund toll-free at 800-667-0794 or by calling or writing a broker-dealer or other financial intermediary that sells the Fund. This information may be reviewed at the Public Reference Room of the Securities and Exchange Commission or by visiting the SEC's World Wide Web site at http://www.sec.gov. Call 1-202-942-8090 to obtain information on the operation of the SEC's Public Reference Room. In addition, this information may be obtained for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.




                     Logo E.I.I. INTERNATIONAL PROPERTY FUND
                                  800-667-0794


Investment Company Act No. 811-08649